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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8/S-3 of our report dated February 11, 2000 relating to the financial statements which appear in ACLARA BioSciences, Inc.'s Registration Statement of Form S-1 (No. 333-95107). We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

San Jose, California
August 31, 2000